32.2 Section 906 Certification of the Chief Financial Officer

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Terra Nova Financial Group, Inc. (the "Company") for the period ended May 15, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, M. Patricia Kane, the Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ M. Patricia Kane
                                                 --------------------
                                                 Name: M. Patricia Kane
                                                 Title: Chief Financial Officer

Date: May 15, 2007



This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.







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